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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 31, 1998
                      (Date of the earliest event reported)


                       AMERICAN BUSINESS INFORMATION, INC.
             (Exact name of Registrant as specified in its charter)

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

                Delaware                                 0-19598                               47-0751545
      (State or other jurisdiction               (Commission File Number)                   (I.R.S. Employer
           of incorporation)                                                             Identification Number)
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                  5711 South 86th Circle, Omaha, Nebraska 68127
               (Address of principal executive offices) (Zip Code)

                                  402/593-4500
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On July 31, 1998, a Certificate of Amendment to the Company's Certificate of Incorporation to change the Company's name to "InfoUSA Inc." was filed with the Delaware Secretary of State, pursuant to Board and stockholder approval. Effective August 3, 1998, the listing symbol for the Company's Class A Common Stock and Class B Common Stock on the Nasdaq National Market changed to "IUSAA" and "IUSAB" respectively.

         A copy of the Certificate of Amendment effecting the name change and copies of the two press releases containing the foregoing announcements are attached hereto as Exhibits 3.1, 99.1 and 99.2 respectively, and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

 3.1 Certificate of Amendment filed with the Delaware Secretary of State on July 31, 1998
99.1  Press Release Dated July 31, 1998
99.2  Press Release Dated August 3, 1998


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         /s/ Steven Purcell
Date:  July 31, 1998                     --------------------------------
                                         Steven Purcell
                                         Chief Financial Officer




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                                INDEX TO EXHIBITS



EXHIBIT NUMBER        DESCRIPTION
--------------        -----------

 3.1 Certificate of Amendment filed with the Delaware Secretary of State on July 31, 1998

99.1                  Press Release Dated July 31, 1998

99.2                  Press Release Dated August 3, 1998